UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 8, 2009


                            TERRITORIAL BANCORP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                     001-34403                26-4674701
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                           Identification No.)

     1132 Bishop Street, Suite 2200
            Honolulu, Hawaii                                      96813
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip code)

                                 (808) 946-1400
              -----------------------------------------------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.     Other Events

     On July 8, 2009, Territorial Bancorp Inc. (the "Registrant") issued a press release announcing that its stock offering was expected to close on July 10, 2009. The press release is filed as Exhibit 99 to this current report.

ITEM 9.01.     Financial Statements and Exhibits

     (d)            Exhibits:

     Exhibit 99     Press Release dated July 8, 2009


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 9, 2009
                                 Territorial Bancorp Inc.
                                 (Registrant)


                                 By:  \s\ Vernon Hirata
                                      ------------------------------------------
                                      Vernon Hirata
                                      Vice Chairman, Co-Chief Operating Officer,
                                      General Counsel and Corporate Secretary